              As filed with the Securities and Exchange Commission
                                on July 31, 2002

                                                      Registration No. 333-49624
  ==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                     --------------------------------------

                         MORTON'S RESTAURANT GROUP, INC.
 ------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)

            Delaware                                           13-3490149
 ------------------------------------------------------------------------------
   (State or other jurisdiction                              (I.R.S. Employer
 of incorporation or organization)                          Identification No.)

 3333 New Hyde Park Road, New Hyde Park, New York                 11042
 ------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)

  OPTIONS GRANTED PURSUANT TO INDIVIDUAL NON-QUALIFIED STOCK OPTION AGREEMENTS
 ------------------------------------------------------------------------------
                            (Full title of the plan)

                                Thomas J. Baldwin
               Executive Vice President, Chief Financial Officer,
                        Assistant Secretary and Treasurer
                         Morton's Restaurant Group, Inc.
                             3333 New Hyde Park Road
                          New Hyde Park, New York 11042
                                 (516) 627-1515
 ------------------------------------------------------------------------------
            (Name, address and telephone number of agent for service)


                             Please send copies to:
                              Marc Weingarten, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022



  ==============================================================================

                          DEREGISTRATION OF SECURITIES

         Through the filing of this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8, filed on November 9, 2000 (the "Registration Statement"), Morton's Restaurant Group, Inc. hereby deregisters any and all securities that were previously registered pursuant to the Registration Statement that have not been sold or otherwise issued as of the date hereof.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Hyde Park, State of New York, on this 31 day of July, 2002.

                                       MORTON'S RESTAURANT GROUP, INC.



                                       By:  /s/ Thomas J. Baldwin
                                            ---------------------------------
                                            Thomas J. Baldwin
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Assistant Secretary and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated, on this 31 day of July, 2002.


Name, Signature and Title
-------------------------


/s/ Allen J. Bernstein
-------------------------
Allen J. Bernstein
President and Chief Executive Officer
(principal executive officer)


/s/ Thomas J. Baldwin
-------------------------
Thomas J. Baldwin
Executive Vice President,
Chief Financial Officer, Assistant
Secretary and Treasurer
(principal financial and accounting
 officer)


/s/ Justin B. Wender
-------------------------
Justin B. Wender
Director


/s/ John E. Morningstar
-------------------------
John E. Morningstar
Director